Exhibit 10.20

WHEN RECORDED, RETURN TO: Redevelopment Agency of Midvale City Attn: Executive Director Midvale City Hall 655 West Center Street Midvale, UT 84047	11935135 10/24/2014 4:12:00 PM $19.00 Book - 10269 Pg - 8532-8536 Gary W. Ott Recorder, Salt Lake County, UT FIRST AMERICAN NCS BY: eCASH, DEPUTY - EF 5 P.

NOTICE OF TERMINATION OF OPTION AGREEMENT

This Notice of Termination of Option Agreement is executed as of October 24, 2014 by the Redevelopment Agency of Midvale City, a public agency (the “Agency”), and O.com Land, LLC, a Utah limited liability company (the “Owner”).

WHEREAS, the Agency and the Owner previously entered into that certain Purchase Option Agreement dated September 17, 2014, and recorded September 19, 2014 as Entry No. 11916480 in Book 10261, Pages 6143-6153, in the office of the Salt Lake County Recorder (the “Option Agreement”) with respect to that certain real property more particularly described in Exhibit A attached hereto;

NOW, THEREFORE, the Agency and the Owner hereby give notice that the Option Agreement is terminated.

IN WITNESS WHEREOF, the Agency and the Owner caused this Notice of Termination of Option Agreement to be executed effective as of the day and year first above written.

REDEVELOPMENT AGENCY OF MIDVALE CITY

By:	/s/ JoAnn Seghini
JoAnn Seghini
Its Chief Administrative Officer

By:	/s/ Kane Loader
Kane Loader
Its Executive Director

Approved as to legal form:

Jones, Waldo, Holbrook & McDonough, P.C.

By:	/s/ Tom Berggren

O.COM LAND, LLC,
a Utah limited liability company

By:	/s/ Carter Lee
Its:	Manager

Notice of Termination of Option Agreement

STATE OF UTAH	)
: ss
COUNTY OF SALT LAKE	)

On the 15 day of October, 2014, personally appeared before me JoAnn Seghini, who being by me duly sworn did say she is the Chief Administrative Officer of the Redevelopment Agency of Midvale City, and that the within and foregoing instrument was signed on behalf of such Agency.

/s/ Shelly Reed
NOTARY PUBLIC
Residing at:	SL County

My Commission Expires:

1-10-17

STATE OF UTAH	)
: ss
COUNTY OF SALT LAKE	)

On the 15 day of October, 2014, personally appeared before me Kane Loader, who being by me duly sworn did say he is the Executive Director of the Redevelopment Agency of Midvale City, and that the within and foregoing instrument was signed on behalf of such Agency.

/s/ Shelly Reed
NOTARY PUBLIC
Residing at:	SL County

My Commission Expires:

1-10-17

STATE OF UTAH	)
) ss:
COUNTY OF SALT LAKE	)

On the 22 day of October, 2014, personally appeared before me Carter Lee, who being by me duly sworn did say he/she is the Manager of O.com Land, LLC, a Utah limited liability company, and that he/she had signed the within and foregoing instrument on behalf of such limited liability company in such capacity.

/s/ Kateel Whitehead
Notary Public
	Residing at:	Salt Lake

My Commission Expires:

02/19/17

Notice of Termination of Option Agreement

EXHIBIT A

Legal Description of the Property

That certain real property located in Salt Lake County, Utah more particularly described as follows:

Lot 10, View 72 Retail Subdivision Amended, according to the plat thereof, as recorded in the office of the Salt Lake County Recorder.

Tax ID No. 21-26-279-002

A-1